Exhibit 10.5

Galileo Acquisition Corp.

1049 Park Avenue, 14A

New York, NY 10028

October 17, 2019

Ladies and Gentlemen:

Galileo Acquisition Corp. (the “Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”), pursuant to a registration statement on Form S-1 (“Registration Statement”).

The undersigned, Galileo Founders Holdings, L.P., hereby commits that it will purchase 3,250,000, warrants of the Company (“Warrants”), each Warrant entitling its holder to purchase one ordinary share of the Company, par value $0.0001 per share (“Ordinary Share”) at $1.00 per Warrant, for a purchase price of $3,250,000 (the “Warrant Purchase Price”).

The undersigned hereby agrees that it will purchase its pro-rata share of an additional amount of warrants of the Company (“Over-Allotment Warrants”), up to a maximum of 312,000 Over-Allotment Warrants, or a maximum purchase price of $312,000 (the “Over-Allotment Warrant Purchase Price,” and together with the Warrant Purchase Price, the “Purchase Price”), in the event EarlyBirdCapital, Inc. (“EBC”) exercises its over-allotment option, such that the amount held in the trust account (as described in the Registration Statement) does not fall below $10.00 per share for each Ordinary Share sold in the IPO.

At least twenty-four (24) hours prior to the effective date of the Registration Statement, the undersigned will cause the Warrant Purchase Price to be delivered to Continental Stock Transfer and Trust Company (“CST”), escrow agent for the Company, by wire transfer as set forth in the instructions to be provided to it by the Company hold in a non-interest bearing account until the Company consummates the IPO.

The consummation of the purchase and issuance of the Warrants shall occur simultaneously with the consummation of the IPO and the consummation of the purchase and issuance of the Over-Allotment Warrants shall occur simultaneously with the closing of any exercise of the over-allotment option related to the IPO. Simultaneously with the consummation of the IPO, CST shall deposit the Warrant Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public shareholders as described in the Registration Statement. If the Company does not complete the IPO within ten (10) days from the date of this letter, the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Company and the undersigned acknowledges and agrees that CST is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Warrants and Over-Allotment Warrants, if any, and CST’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Warrants and Over-Allotment Warrants, if any, as described above. CST shall not be liable to the Company, EBC or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless CST has acted in a manner constituting gross negligence or willful misconduct. The Company shall indemnify CST against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. CST may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Warrants and Over-Allotment Warrants will be identical to the warrants to be sold by the Company in the IPO. Additionally, the undersigned agrees:

•	the undersigned will not participate in any liquidation distribution with respect to the Warrants, Over-Allotment Warrants and underlying Ordinary Shares (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination;

•	that the Warrants, Over-Allotment Warrants and underlying Ordinary Shares will not be transferable until after the consummation of a Business Combination except (i) to the Company’s officers, directors or their respective affiliates; (ii) transfers to the undersigned’s affiliates or its members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Warrants or Over-Allotment Warrants were originally purchased or (vii) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause vii) where the transferee agrees to the terms of the transfer restrictions;

•	the Warrants and Over-Allotment Warrants will be subject to customary registration rights, pursuant to a Registration Rights Agreement on terms agreed upon by the Company and the underwriters in the IPO to be filed as an exhibit to the Registration Statement; and

•	the Warrants and Over-Allotment Warrants will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that the purchaser of the Warrants and Over-Allotment Warrants will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to an insider letter.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Warrants and Over-Allotment Warrants have not been registered under the Securities Act;

(b)	it will be acquiring the Warrants and Over-Allotment Warrants for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Warrants and Over-Allotment Warrants in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes its legal, valid and binding obligation, and is enforceable against it.

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This letter agreement constitutes the entire agreement between the undersigned and the Company with respect to the purchase of the Warrants and Over-Allotment Warrants, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the same.

Very truly yours,

GALILEO FOUNDERS HOLDINGS, L.P.

By:	Galileo Founders GP Corp. (its general partner)

By:	/s/ Alberto Recchi
Name:	Alberto Recchi
Title:	President

Accepted and Agreed:

GALILEO ACQUISITION CORP.

By:	/s/ Luca Giacometti
Name: Luca Giacometti
Title: Chief Executive Officer

[Signature Page to Private Placement Warrant Purchase Agreement]